UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 22, 2026 (April 1, 2026)

FIRSTSUN CAPITAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	001-42175	81-4552413
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1400 16th Street, Suite 250
Denver, Colorado 80202
(Address of principal executive offices and zip code)
(303) 831-6704
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $.0001 Par Value	FSUN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR § 230.405) or 12b-2 of the Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
On April 1, 2026, FirstSun Capital Bancorp (“FirstSun”) filed a Current Report on Form 8-K (the “Initial Filing”) to report that FirstSun had completed its acquisition of First Foundation Inc. (“First Foundation”), pursuant to the Agreement and Plan of Merger, dated as of October 27, 2025, as amended (the “Merger Agreement”), by and between FirstSun and First Foundation. Pursuant to the Merger Agreement, effective April 1, 2026, First Foundation merged with and into FirstSun (the “Merger”), with FirstSun continuing as the surviving corporation in the Merger.

This Current Report on Form 8-K/A amends the Initial Filing to include the historical financial statements of First Foundation and the pro forma financial information required to be filed under Item 9.01 of Form 8-K. Except as provided herein, the disclosures included in the Initial Filing remain unchanged.
Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited consolidated balance sheets of First Foundation as of December 31, 2025 and 2024, the related audited consolidated statements of operations, comprehensive income (loss), changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes are filed as Exhibit 99.1 and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information of FirstSun as of and for the year ended December 31, 2025 (the “Unaudited Pro Forma Financial Information”) are filed as Exhibit 99.2 hereto and incorporated herein by reference. The Unaudited Pro Forma Financial Information give effect to the Merger and related transactions.
Cautionary Note Regarding Forward-Looking Statements
The exhibits to this Current Report on Form 8-K/A contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements in Exhibit 99.2 regarding FirstSun’s expected balance sheet repositioning, including all repositioning adjustments and the effects of such strategy on capital ratios, liquidity, credit concentrations and the combined company balance sheet. These statements reflect management’s current expectations and are not guarantees of future performance. Words such as “will,” “believe,” “anticipate,” “expect,” “intend,” “should,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: changes in interest rates and their related impact on macroeconomic conditions, customer behavior, our funding costs and our loan and securities portfolios; potential regulatory developments; U.S. and global trade policies and tensions, including change in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom; ongoing geopolitical conflicts, including hostilities involving Iran and the Middle East, which may contribute to volatility in energy prices, inflation, financial markets, cybersecurity threats, and broader macroeconomic conditions, any of which could adversely affect our borrowers, deposit base, liquidity, capital and results of operation; the possibility that the anticipated benefits of the Merger, including anticipated cost savings and strategic gains, are not realized when expected or at all; the integration of the businesses and operations of FirstSun and First Foundation may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to the combined company’s business; the execution of the planned balance sheet repositioning related to the Merger may be more difficult, costly or time consuming than expected and we may fail to realize the anticipated benefits; the diversion of management’s attention from ongoing business operations and opportunities due to the Merger; other factors, many of which are beyond our control.
We caution readers that the foregoing list of factors is not exclusive, is not necessarily in order of importance and readers should not place undue reliance on any forward-looking statements. Additional information concerning additional factors that could materially affect the forward-looking statements in this press release can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in FirstSun’s Annual Report on Form 10-K for the year ended December 31, 2025 and other documents subsequently filed by FirstSun with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made and we do not intend to and disclaim any obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law.

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Crowe LLP.

23.2	Consent of Eide Bailly LLP.

99.1
Audited consolidated balance sheets of First Foundation Inc. as of December 31, 2025 and 2024, the related audited consolidated statements of operations, comprehensive income (loss), changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes.

99.2	Unaudited pro forma condensed combined financial information of FirstSun as of and for the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTSUN CAPITAL BANCORP

Date: May 22, 2026	By:	/s/ Robert A. Cafera, Jr.
	Name:	Robert A. Cafera, Jr.
	Title:	Senior Executive Vice President and Chief Financial Officer